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                                  EXHIBIT 99.1




                     FORM OF COMMON STOCK PURCHASE AGREEMENT


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                                                                  EXHIBIT  99.1


                                4-D NEUROIMAGING


                         COMMON STOCK PURCHASE AGREEMENT


                                 APRIL 26, 2001




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                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

1.     Purchase and Sale of Stock...........................................1
       1.1      Sale and Issuance of Common Stock...........................1
       1.2      Closing.....................................................1
       1.3      Subsequent Closings.........................................1

2.     Representations and Warranties of the Company........................1
       2.1      Organization, Good Standing and Qualification...............1
       2.2      Capitalization..............................................2
       2.3      Authorization...............................................2
       2.4      Offering....................................................2
       2.5      Changes.....................................................2
       2.6      Disclosure..................................................2
       2.7      Corporate Documents.........................................2

3.     Representations and Warranties of the Investors......................2
       3.1      Authorization...............................................2
       3.2      Purchase Entirely for Own Account...........................2
       3.3      Disclosure of Information...................................3
       3.4      Investment Experience.......................................3
       3.5      Accredited Investor.........................................3
       3.6      Restricted Securities.......................................3
       3.7      Further Limitations on Disposition..........................3
       3.8      Legends.....................................................4
       3.9      Further Representations by Foreign Investors................4
       3.10     Tax Advisors................................................5
       3.11     Investor Counsel............................................5

4.     California Commissioner of Corporations..............................5
       4.1      Corporate Securities Law....................................5

5.     Conditions of the Company's Obligations at Closing...................5
       5.1      Representations and Warranties..............................5
       5.2      Payment of Purchase Price...................................5
       5.3      Qualifications..............................................5

6.     Miscellaneous........................................................5
       6.1      Survival....................................................5
       6.2      Successors and Assigns......................................6
       6.3      Governing Law...............................................6
       6.4      Titles and Subtitles........................................6
       6.5      Notices.....................................................6
       6.6      Finder's Fee................................................6
       6.7      Expenses....................................................6
       6.8      Severability................................................6
       6.9      Entire Agreement............................................6
       6.10     Counterparts................................................7


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                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is entered into effective as of April 26, 2001, by 4-D Neuroimaging, a California corporation (the "Company"), and the investor(s) listed on SCHEDULE A (each, an "Investor" and collectively, the "Investors"). THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       PURCHASE AND SALE OF STOCK.

                  1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the Closing (as defined in Section 1.2 below) and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Common Stock set forth opposite each Investor's name on SCHEDULE A for the purchase price set forth thereon.

                  1.2 CLOSING. The purchase and sale of the Common Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 12390 El Camino Real, San Diego, California, United States of America ("USA") 92130, at 11:00 AM Pacific Time, on April 26, 2001, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Common Stock sold pursuant to this Agreement mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Common Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or any combination thereof. In the event that payment by an Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall surrender to the Company for cancellation at the Closing any evidence of such indebtedness, including any interest accrued on such indebtedness through the Closing or shall execute an instrument of cancellation in form and substance acceptable to the Company.

                  1.3 SUBSEQUENT CLOSINGS. The Company may sell additional Common Stock not sold at the Closing to other investors (the "New Investors"), at a price not less than $0.21 per share, at one or more additional closings without obtaining the signature, consent or permission of any of the Investors, provided the agreement for sale is executed not later than April 30, 2001. Any such New Investor shall become a party to this Agreement upon executing counterpart signature pages to this Agreement and shall have the rights and obligations under this Agreement to the same extent as if the New Investors had been Investors at the Closing.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, USA. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.


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                  2.2      CAPITALIZATION. The total number of shares which the
Company is authorized to issue is Two Hundred Million (200,000,000) shares of common stock, no par value ("Common Stock"), of which 84,975,008 shares were issued and outstanding as of January 23, 2001. In addition, the Company has reserved 8,000,000 shares of Common Stock for issuance under the Company's 1997 Stock Incentive Plan.

                  2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken or will be taken prior to the Closing. This Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  2.4 OFFERING. Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").

                  2.5 CHANGES. Since December 31, 2000, there has not been any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included as exhibits to the quarterly report on Form 10-Q filed with the United States and Securities Exchange Commission on February 20, 2001, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse.

                  2.6 DISCLOSURE. The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Common Stock.

                  2.7 CORPORATE DOCUMENTS. The Fifth Amended and Restated Articles of Incorporation and the Restated Bylaws of the Company are in the form previously filed with the United States Securities and Exchange Commission.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents, warrants and covenants that:

                  3.1 AUTHORIZATION. Such Investor has full power and authority to enter into this Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that, with the exception of the signatories to that certain letter of exceptions to be delivered to the Company upon execution of this Agreement, which letter of exceptions must be in form and substance acceptable to the Company (the "Letter of Exceptions"), the Common Stock to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not


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with a view to the resale or distribution of any part thereof, and that such
Investor has no present intention of selling, granting any participation in or otherwise distributing the same. Except as set forth in the Letter of Exceptions, by executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.

                  3.3 DISCLOSURE OF INFORMATION. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company.

                  3.4 INVESTMENT EXPERIENCE. Such Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Common Stock.

                  3.5 ACCREDITED INVESTOR. Such Investor is an "accredited investor" within the meaning of United States Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

                  3.6 RESTRICTED SECURITIES. Such Investor understands that the shares of Common Stock it is purchasing are characterized as "restricted securities" under the United States securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Act, the Common Stock must be held indefinitely. In this regard, such Investor represents that it is familiar with United States Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public.

                  3.7 FURTHER LIMITATIONS ON DISPOSITION. Notwithstanding anything to the contrary herein, including without limitation Section 3.2 above, and without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Common Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, and:

                           (a)      There is then in effect a registration
statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement or, with respect to the signatories to the Letter of Exceptions any transfer to such signatories complies with all applicable federal, state and foreign securities laws; or


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                           (b)      (i) Such Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (c)      Notwithstanding the provisions of
subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

                  3.8 LEGENDS. It is understood that the certificates evidencing the Common Stock may bear one or more legends in substantially the following forms:

                           (a)      "The shares represented by this certificate
have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                           (b)      "The shares represented by this certificate
are subject to restrictions on transfer and may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of that certain Common Stock Purchase Agreement dated on or about April 26, 2001 between the Company and the registered holder of the shares (or the predecessor in interest to the shares). The Company will upon written request to the Corporate Secretary furnish a copy of such agreement to the holder hereof without charge."

                           (c)      Any legend required by the applicable laws
of the Investor's jurisdiction.

                  3.9 FURTHER REPRESENTATIONS BY FOREIGN INVESTORS. If an Investor is not a United States person, such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Common Stock or any use of this Agreement, including without limitation (i) the legal requirements within its jurisdiction for the purchase of the Common Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Common Stock. Such Investor's subscription and payment for, and its continued beneficial ownership of the Common Stock, will not violate any applicable securities or other laws of its jurisdiction.


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                  3.10     TAX ADVISORS. Such Investor has reviewed with such
Investor's own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Each such Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that each such Investor (and not the Company) shall be responsible for such Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                  3.11 INVESTOR COUNSEL. Such Investor acknowledges that such Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with such Investor's own legal counsel. Each such Investor is relying solely on such Investor's legal counsel and not on any statements or representations of the Company or any of the Company's agents, including Brobeck, Phleger & Harrison LLP, for legal advice with respect to this investment or the transactions contemplated by this Agreement.

         4.       CALIFORNIA COMMISSIONER OF CORPORATIONS.

                  4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  5.2 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered the purchase price specified in Section 1.2 per share of Common Stock.

                  5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States, any state or any foreign jurisdiction that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         6.       MISCELLANEOUS.

                  6.1 SURVIVAL. The warranties, representations and covenants of the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this


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Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company.

                  6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Common Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  6.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California, USA as applied to agreements among California residents entered into and to be performed entirely within California.

                  6.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.5 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex, facsimile or electronic mail if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by 10 days advance written notice to the other parties hereto.

                  6.6 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  6.7 EXPENSES. Each party shall pay its own costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

                  6.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  6.9 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any


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other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                  6.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                4-D NEUROIMAGING, a California corporation



                                By:
                                   --------------------------------------------
                                         D. Scott Buchanan,
                                         Chief Executive Officer

                   Address:     9727 Pacific Heights Blvd.,
                                San Diego, California, USA 92121
                                Facsimile No. (858) 458-5698



                                INVESTOR:




                                By:
                                    -------------------------------------------

                   Address:
                                -----------------------------------------------

                                Facsimile No.
                                             ----------------------------------
                                E-mail:
                                       ----------------------------------------

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

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                                   SCHEDULE A



                              SCHEDULE OF INVESTORS


 INVESTORS                NUMBER OF SHARES                     PURCHASE PRICE
 ---------                ----------------                     --------------

 INVESTOR







                                   SCHEDULE A